Subsequent events	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Disclosure of events after reporting period [text block]
24.	Subsequent events

The Group evaluated subsequent events through 30 August 2023, the date these unaudited condensed consolidated interim financial statements were available to be issued.

On 24 July 2023, Alvotech announced that Teva and Alvotech have agreed to expand their existing strategic partnership agreement. As part of the agreement, Teva will acquire subordinated convertible bond instruments, dated 20 December 2022, in principal amount of $40 million. The expansion to the existing strategic partnership agreement pertains to exclusive commercialization in the U.S. by Teva of two new biosimilar candidates (adding to the five products in the current partnership agreement, AVT02, AVT04, AVT05, AVT06 and AVT16) and line extensions of two current biosimilar candidates in the partnership, to be developed, and manufactured by Alvotech. The agreement includes milestone payments, the majority paid following product approvals and upon achieving significant sales milestones. Teva and Alvotech will share profit from the commercialization of the biosimilars.

On 31 July 2023, Alvotech completed a private placement of subordinated convertible bonds denominated in Icelandic krona and US dollar for a principal amount of $100 million, or approximately ISK 13 billion at current exchange rates, in an overseas offering directed solely at qualified investors in Iceland. ATP Holdings ehf., which is affiliated with Aztiq Pharma Partners S.à r.l., the largest shareholder of Alvotech, has entered into an agreement with Alvotech under which ATP Holdings ehf. has committed to acquiring any of the bonds which have not been sold to other investors, after all binding offers from qualified professional investors in the private placement have been submitted, up to the principal amount of $100 million.